This is filed pursuant to Rule 497(e).

Alliance Capital [LOGO](R)               The Alliance Stock Funds
                                          The Alliance Bond Funds
_________________________________________________________________

Supplement dated May 1, 1998 to the Statements of Additional
Information of The Alliance Stock Funds and The Alliance Bond
Funds (each, a "Fund").

The following information concerning the purchase of Class A shares and Class B shares by Merrill Lynch Plans (as defined below) supplements the information set forth under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. The following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth under "Purchase of Shares" and "Redemption and Repurchase of Shares" in the accompanying Statement of Additional Information of the Fund.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.



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